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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JUNE 3, 1997


                                IPL SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



                                  MASSACHUSETTS
                 (State or other jurisdiction of incorporation)


0-10370                                                                33-026715
(Commission File No.)                          (IRS Employer Identification No.)

                                124 ACTON STREET
                          MAYNARD, MASSACHUSETTS 01754
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (508) 461-1000
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ITEM 1.  CHANGE IN CONTROL OF REGISTRANT

         In connection with the transaction described in Item 2 below, a change in control of IPL Systems, Inc., a Massachusetts corporation ("IPL") occurred as of June 3, 1997. For a detailed description and for the additional information required by this Item 1 see Item 2 below.



ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On June 3, 1997, IPL Acquisition Corp., a Delaware corporation ("IPL Sub") and a wholly owned subsidiary of IPL merged with and into Andataco, a California corporation ("Andataco"), pursuant to an Agreement and Plan of Merger and Reorganization, dated February 28, 1997 (the "Merger Agreement"), among IPL, IPL Sub, Andataco and W. David Sykes, a shareholder of Andataco ("Sykes"). Upon consummation of the merger of IPL Sub with Andataco (the "Merger"), IPL Sub ceased to exist, and Andataco, the surviving corporation, became a wholly owned subsidiary of IPL.

         Under the terms of the Merger Agreement, each share of Andataco Common Stock, $1.00 par value, outstanding immediately prior to the closing of the Merger was converted into approximately 1,874 shares of IPL Class A Common Stock, $.01 par value ("IPL Common Stock"). Upon effectiveness of the Merger, a change in control of IPL occurred with Sykes owning approximately 72% of the shares of IPL Common Stock outstanding immediately after consummation of the Merger and the shares held by the existing shareholders of IPL representing 23.7% of the shares of IPL Common Stock outstanding. At the closing of the Merger, 18,078,381 shares of IPL Common Stock were issued to Andataco shareholders, representing approximately 76.3% of the shares of IPL Common Stock outstanding immediately after consummation of the Merger. Sykes, the former President and Chief Executive Officer and a shareholder of Andataco, received 17,044,298 shares of IPL Common Stock plus cash in lieu of fractional shares in exchange for his Andataco Common Stock. The Sykes Children's Trust of 1993 (the "Trust"), a former shareholder of Andataco, received 1,034,083 shares of IPL Common Stock plus cash in lieu of fractional shares in exchange for its Andataco Common Stock. IPL has withheld ten percent of the total shares of IPL Common Stock issued to Sykes and the Trust in Escrow ("Escrow Shares") to satisfy the indemnity obligation, if any, set forth in the Merger Agreement. In addition, a total of 272,982 shares of IPL Common Stock are issuable upon exercise of an outstanding Andataco warrant and Andataco option that were assumed by IPL in the Merger. Harris Ravine, a director of IPL, was appointed Chief Executive Officer of Andataco effective May 1, 1997.

         Concurrent with the consummation of the Merger, IPL's Board of Directors was reconstituted and is now composed of the following board members:
Harris Ravine, Chairman of the Board; W. David Sykes, Vice Chairman of the Board; Stephen J. Ippolito, Director; and Cornelius P. McMullan, Director. Furthermore, a change in management occurred


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with the following officers being appointed: Harris Ravine, Chief Executive
Officer; W. David Sykes, President; and Richard Hudzik, Chief Financial Officer, Treasurer and Secretary.

         Andataco is in the business of designing, marketing and servicing high availability, business-critical storage and backup solutions for the Unix and Windows NT environments. IPL and Andataco intend to continue to devote the assets of the business to such purposes.

         Reference is made to IPL's Proxy Statement dated May 6, 1997 filed with the Securities and Exchange Commission for additional information with respect to the Merger.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                  Report of Independent Auditors(1)

                  Balance Sheet as of October 31, 1995 and 1996 (1) and as of

                  April 30, 1997(2)

                  Statement of Operations for the Years Ended October 31, 1994,
                      1995, and 1996(1) and for the Six Months Ended April 30, 1996 and 1997(2)

                  Statement of Shareholders' Equity (Deficit) for the Years
                      Ended October 31, 1994, 1995 and 1996(1)

                  Statement of Cash Flows for the Years Ended October 31, 1994,
                      1995 and 1996(1) and for the Six Months Ended April 30, 1996 and 1997(2)

                  Notes to Financial Statements(1)

         (b)      PRO FORMA FINANCIAL INFORMATION

                  Unaudited Pro Forma Combined Balance Sheet as of April 30,
                      1997(2)

                  Unaudited Pro Forma Combined Statement of Operations for the
                      Six Months Ended April 30, 1996 and 1997 and for the Year Ended October 31, 1996(2)


         (c)      EXHIBITS.

                  2.1 Agreement and Plan of Merger and Reorganization dated February 28, 1997 among IPL Systems, Inc., IPL Acquisition Corp., Andataco and W. David Sykes.

                  99.1     Press release, dated June 3, 1997.

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                  (1) Incorporated by reference to Financial Statements filed with the Commission in IPL's Proxy Statement dated May 6, 1997.

                  (2) Incorporated by reference to Financial Statements filed with the Commission in IPL's Form 10-Q for the quarter ended April 30, 1997.



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ITEM 8.  CHANGE IN FISCAL YEAR.

         IPL has changed its fiscal year as of June 10, 1997, from December 31 to October 31.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 IPL SYSTEMS, INC.


Dated:  June 16, 1997            By: /s/ Richard A. Hudzik
                                     ---------------------------
                                     Richard A. Hudzik
                                     Vice President, Finance, Chief Financial
                                     Officer, Treasurer and Clerk


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                                INDEX TO EXHIBITS

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
         2.1      Agreement and Plan of Merger and Reorganization dated February 28, 1997 among
                  IPL Systems, Inc., IPL Acquisition Corp., Andataco and W. David Sykes. (1)

         99.1     Press release, dated June 3, 1997.

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         (1)      Filed with the Securities and Exchange Commission as an
                  Exhibit to IPL's Current Report on Form 8-K dated February 28, 1997, and incorporated herein by this reference.



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